SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 28, 2002
(Date of earliest event reported)

FAIR, ISAAC AND COMPANY, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-16439 (Commission File Number)	94-1499887 (I.R.S. Employer Identification Number)

200 Smith Ranch Road, San Rafael, CA (Address of principal executive offices)		94903 (Zip Code)

(415) 472-2211
(Registrant’s telephone number,
including area code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Exhibit 2.1
Exhibit 99.1

Item 5. Other Events.

         On April 29, 2002, the Registrant announced that it had entered into an Agreement and Plan of Merger with HNC Software Inc. and Northstar Acquisition Inc. The Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. The press release with respect to such transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

2.1 Agreement and Plan of Merger, dated as of April 28, 2002, among Registrant, Northstar Acquisition Inc. and HNC Software Inc..

99.1 Press release of the Registrant dated April 29, 2002.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: April 29, 2002

FAIR, ISAAC AND COMPANY, INCORPORATED By /s/ Andrea Fike Andrea Fike Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 28, 2002, among Registrant, Northstar Acquisition Inc. and HNC Software Inc.

99.1	Press release of the Registrant dated April 29, 2002